TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 007
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
The Plan adopted a non-standardized pre-approved profit-sharing plan sponsored by Fidelity. The non-standardized pre-approved plan has received an opinion letter dated June 30, 2020 form the IRS as to the non-standardized pre-approved plan's qualified status. The opinion letter has been relied upon by this Plan. The Plan Administrator believes the Plan is designed and is being operated in compliance with the applicable provisions of the IRC.

Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the plan and recognize a tax liability if the plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.